Summary Prospectus | December 1, 2019
DWS ESG International Core Equity Fund
(formerly DWS European Equity Fund)
Class/Ticker	T	DURTX

Before you invest, you may want to review the fund’s prospectus, which contains more information about the fund and its risks. You can find the fund’s prospectus, reports to shareholders, Statement of Additional Information (SAI) and other information about the fund online at dws.com/mutualpros. You can also get this information at no cost by e-mailing a request to service@dws.com, calling (800) 728-3337 or asking your financial representative. The Prospectus and SAI, both dated December 1, 2019, as supplemented, are incorporated by reference into this Summary Prospectus.
Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the fund’s annual and semi-annual shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports. Instead, the reports will be made available on the fund’s Web site (dws.com), and you will be notified by mail each time a report is posted and provided with a Web site link to access the report.
If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the fund electronically anytime by contacting your financial intermediary (such as a broker-dealer or bank), or if you are a direct investor, by calling (800) 728-3337 or sending an email request to service@dws.com.
You may elect to receive all future reports in paper free of charge. If you invest through a financial intermediary, you can contact your financial intermediary to request that you continue to receive paper copies of your shareholder reports. If you invest directly with the fund, you can call (800) 728-3337 or send an email request to service@dws.com to continue receiving paper copies of your shareholder reports. Your election to receive reports in paper will apply to all funds held in your account if you invest through your financial intermediary or all funds held with DWS if you invest directly with the fund.
Investment Objective
The fund seeks long-term growth of capital and current income.
Fees and Expenses
These are the fees and expenses you may pay when you buy and hold shares. You may qualify for sales charge discounts if you invest at least $250,000 in Class T shares in the fund. More information about these discounts is available from your financial representative and in the Investing in the Fund section in the prospectus (p. 12) and Purchase and Redemption of Shares in the fund’s SAI (p. II-14).
SHAREHOLDER FEES (paid directly from your investment)
Maximum sales charge (load) imposed on purchases, as % of offering price	2.50
ANNUAL FUND OPERATING EXPENSES
(expenses that you pay each year as a % of the value of your investment)
Management fee	0.65
Distribution/service (12b-1) fees	0.25
Other expenses[1]	0.97
Total annual fund operating expenses	1.87
Fee waiver/expense reimbursement	0.75
Total annual fund operating expenses after fee waiver/expense reimbursement	1.12
1 ”Other expenses“ for Class T are based on estimated amounts for the current fiscal year.
The Advisor has contractually agreed through November 30, 2020 to waive its fees and/or reimburse fund expenses to the extent necessary to maintain the fund’s total annual operating expenses (excluding certain expenses such as extraordinary expenses, taxes, brokerage, interest expenses and acquired fund fees and expenses) at a ratio no higher than 1.12% for Class T shares. The agreement may only be terminated with the consent of the fund’s Board.
EXAMPLE
This Example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the fund's operating expenses (including one year of capped expenses in each period)

1

remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:
1 Year	3 Years	5 Years	10 Years
$361	$752	$1,168	$2,326
PORTFOLIO TURNOVER
The fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover may indicate higher transaction costs and may mean higher taxes if you are investing in a taxable account. These costs are not reflected in annual fund operating expenses or in the expense example, and can affect the fund's performance. During the most recent fiscal year, the fund’s portfolio turnover rate was 100% of the average value of its portfolio.
Principal Investment Strategies
Main investments. Under normal circumstances, the fund invests at least 80% of net assets, plus the amount of any borrowings for investment purposes, in foreign equities, mainly common stocks, which meet the Advisor’s sustainability criteria at the time of investment. Although the fund can invest in companies of any size and from any country, it invests primarily in stocks in the MSCI EAFE® Index. Portfolio management may favor securities from different industries and companies at different times.
Management process. In choosing stocks, portfolio management uses proprietary quantitative models to identify and acquire holdings for the fund. The quantitative models are research based and identify primarily fundamental factors, including valuation, momentum, profitability, earnings and sales growth, which have been effective sources of return historically. These are dynamic models with different factor weights for different industry groupings. The fund’s portfolio is constructed based on this quantitative process that strives to maximize returns while maintaining a risk profile similar to the fund’s benchmark index. Portfolio management may sell a security when its quantitative model indicates that other investments are more attractive, when the company no longer meets performance or risk expectations, when a security no longer meets the Advisor’s sustainability criteria, or to maintain portfolio characteristics similar to the fund’s benchmark. All investment decisions are made within risk parameters set by portfolio management. The factors considered and models used by portfolio management may be adjusted from time to time and may favor different types of securities from different industries and companies at different times.
Prior to considering financial information, the security selection process evaluates an issuer based on Environmental, Social and Corporate Governance (ESG) criteria. An issuer’s performance across certain ESG criteria is summarized in a proprietary ESG rating which is calculated by DWS International GmbH, an affiliate of the Advisor, on the basis of data obtained from various ESG data providers. Primarily issuers with an ESG rating above a minimum threshold determined by the Advisor are considered for investment by the fund. The proprietary ESG rating for each issuer is derived from multiple factors, including:
■	Level of involvement in controversial sectors and weapons;
■	Adherence to corporate governance principles (including, but not limited to: composition, effectiveness and independence of the board of directors; remuneration; and relations with shareholders, including shareholder voting rights);
■	ESG performance relative to a peer group of issuers; and
■	Efforts to meet the United Nations’ Sustainable Development Goals.
Derivatives. Portfolio management generally may use futures contracts, which are a type of derivative (a contract whose value is based on, for example, indices, currencies or securities) as a substitute for direct investment in a particular asset class or to keep cash on hand to meet shareholder redemptions. In addition, portfolio management generally may use forward currency contracts to hedge the fund's exposure to changes in foreign currency exchange rates on its foreign currency denominated portfolio holdings or to facilitate transactions in foreign currency denominated securities.
The fund may also use other types of derivatives (i) for hedging purposes; (ii) for risk management; (iii) for non-hedging purposes to seek to enhance potential gains; or (iv) as a substitute for direct investment in a particular asset class or to keep cash on hand to meet shareholder redemptions.
Securities lending. The fund may lend securities (up to one-third of total assets) to approved institutions, such as registered broker-dealers, banks and pooled investment vehicles.
Main Risks
There are several risk factors that could hurt the fund’s performance, cause you to lose money or cause the fund’s performance to trail that of other investments. The fund may not achieve its investment objective, and is not intended to be a complete investment program. An investment in the fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other governmental agency.
Stock market risk. When stock prices fall, you should expect the value of your investment to fall as well. Stock prices can be hurt by poor management on the part of the stock’s issuer, shrinking product demand and other business risks. These may affect single companies as well as groups of companies. The market as a whole may not favor the types of investments the fund makes, which could
2	DWS ESG International Core Equity Fund
Summary Prospectus    December 1, 2019

adversely affect a stock’s price, regardless of how well the company performs, or the fund’s ability to sell a stock at an attractive price. There is a chance that stock prices overall will decline because stock markets tend to move in cycles, with periods of rising and falling prices. Events in the US and global financial markets, including actions taken by the US Federal Reserve or foreign central banks to stimulate or stabilize economic growth, may at times result in unusually high market volatility which could negatively affect performance. Further, geopolitical and other events, including war, terrorism, economic uncertainty, trade disputes and related geopolitical events have led, and in the future may lead, to increased short-term market volatility, which may disrupt securities markets and have adverse long-term effects on US and world economies and markets. To the extent that the fund invests in a particular geographic region, capitalization or sector, the fund’s performance may be affected by the general performance of that region, capitalization or sector.
ESG investing risk. Investing primarily in investments that meet ESG criteria carries the risk that the fund may forgo otherwise attractive investment opportunities or increase or decrease its exposure to certain types of issuers and, therefore, may underperform funds that do not consider ESG factors.
Foreign investment risk. The fund faces the risks inherent in foreign investing. Adverse political, economic or social developments, as well as US and foreign government actions such as the imposition of tariffs, economic and trade sanctions or embargoes, could undermine the value of the fund’s investments, prevent the fund from realizing the full value of its investments or prevent the fund from selling securities it holds. In June 2016, citizens of the United Kingdom approved a referendum to leave the European Union (EU) and in March 2017, the United Kingdom initiated the formal process of withdrawing from the EU. Significant uncertainty exists regarding the United Kingdom’s anticipated withdrawal from the EU and any adverse economic and political effects such withdrawal may have on the United Kingdom, other EU countries and the global economy.
Financial reporting standards for companies based in foreign markets differ from those in the US. Additionally, foreign securities markets generally are smaller and less liquid than US markets. To the extent that the fund invests in non-US dollar denominated foreign securities, changes in currency exchange rates may affect the US dollar value of foreign securities or the income or gain received on these securities.
Currency risk. Changes in currency exchange rates may affect the value of the fund’s investments and the fund’s share price. To the extent the fund seeks to hedge part or all of its foreign currency exposure, the fund may not be successful in hedging against currency changes. The fund’s US dollar share price may go down if the value of the local currency of the non−US markets in which the fund invests depreciates against the US dollar. This is true even if the local currency value of securities in the fund’s holdings goes up. Furthermore, the fund’s use of forward currency contracts may eliminate some or all of the benefit of an increase in the value of a foreign currency versus the US dollar. The value of the US dollar measured against other currencies is influenced by a variety of factors. These factors include: interest rates, national debt levels and trade deficits, changes in balances of payments and trade, domestic and foreign interest and inflation rates, global or regional political, economic or financial events, monetary policies of governments, actual or potential government intervention, global energy prices, political instability and government monetary policies and the buying or selling of currency by a country’s government. Currency exchange rates can be volatile and can change quickly and unpredictably, thereby impacting the value of the fund’s investments.
Security selection risk. The securities in the fund’s portfolio may decline in value. Portfolio management could be wrong in its analysis of industries, companies, economic trends, the relative attractiveness of different securities or other matters.
Quantitative model risk. The fund’s strategy relies heavily on quantitative models and the analysis of specific metrics to construct the fund’s portfolio. The impact of these metrics on a stock’s performance can be difficult to predict, and stocks that previously possessed certain desirable quantitative characteristics may not continue to demonstrate those same characteristics in the future. In addition, relying on quantitative models entails the risk that the models themselves may be limited or incorrect, that the data on which the models rely may be incorrect or incomplete, and that the Advisor may not be successful in selecting companies for investment or determining the weighting of particular stocks in the fund’s portfolio. Any of these factors could cause the fund to underperform funds with similar strategies that do not select stocks based on quantitative analysis.
Focus risk. To the extent that the fund focuses its investments in particular industries, asset classes or sectors of the economy, any market price movements, regulatory or technological changes, or economic conditions affecting companies in those industries, asset classes or sectors may have a significant impact on the fund’s performance.
Liquidity risk. In certain situations, it may be difficult or impossible to sell an investment and/or the fund may sell certain investments at a price or time that is not advantageous in order to meet redemption requests or other cash needs. Unusual market conditions, such as an unusually high volume of redemptions or other similar conditions could increase liquidity risk for the fund.
Pricing risk. If market conditions make it difficult to value some investments, the fund may value these investments using more subjective methods, such as fair value pricing. In such cases, the value determined for an investment
3	DWS ESG International Core Equity Fund
Summary Prospectus    December 1, 2019

could be different from the value realized upon such investment’s sale. As a result, you could pay more than the market value when buying fund shares or receive less than the market value when selling fund shares.
Derivatives risk. Risks associated with derivatives may include the risk that the derivative is not well correlated with the security, index or currency to which it relates; the risk that derivatives may result in losses or missed opportunities; the risk that the fund will be unable to sell the derivative because of an illiquid secondary market; the risk that a counterparty is unwilling or unable to meet its obligation; and the risk that the derivative transaction could expose the fund to the effects of leverage, which could increase the fund's exposure to the market and magnify potential losses.
Securities lending risk. Any decline in the value of a portfolio security that occurs while the security is out on loan is borne by the fund and will adversely affect performance. Also, there may be delays in recovery of securities loaned or even a loss of rights in the collateral should the borrower of the securities fail financially while holding the security.
Counterparty risk. A financial institution or other counterparty with whom the fund does business, or that underwrites, distributes or guarantees any investments or contracts that the fund owns or is otherwise exposed to, may decline in financial health and become unable to honor its commitments. This could cause losses for the fund or could delay the return or delivery of collateral or other assets to the fund.
Operational and technology risk. Cyber-attacks, disruptions, or failures that affect the fund’s service providers or counterparties, issuers of securities held by the fund, or other market participants may adversely affect the fund and its shareholders, including by causing losses for the fund or impairing fund operations.
Past Performance
How a fund's returns vary from year to year can give an idea of its risk; so can comparing fund performance to overall market performance (as measured by an appropriate market index). Past performance may not indicate future results. All performance figures below assume that dividends and distributions were reinvested. For more recent performance figures, go to dws.com (the Web site does not form a part of this prospectus) or call the telephone number included in this prospectus.
Prior to October 1, 2019, the fund had a sub-advisor and a different investment management team that operated with a different investment strategy. Performance would have been different if the fund’s current investment strategy had been in effect.
Class T had not commenced investment operations as of the date of this prospectus. The performance figures for Class T shares are based on the historical performance of the fund’s Institutional Class shares adjusted to reflect the higher expenses and applicable sales charges of Class T. Institutional Class shares are offered in a separate prospectus. The Class Inception date is the date that Class T shares became effective with the SEC.
CALENDAR YEAR TOTAL RETURNS (%) (Class T)
These year-by-year returns do not include sales charges, if any, and would be lower if they did. Returns for other classes were different and are not shown here.

	Returns	Period ending
Best Quarter	10.36%	March 31, 2015
Worst Quarter	-18.08%	December 31, 2018
Year-to-Date	15.63%	September 30, 2019
Average Annual Total Returns
(For periods ended 12/31/2018 expressed as a %)
After-tax returns reflect the historical highest individual federal income tax rates, but do not reflect any state or local taxes. Your actual after-tax returns may be different. After-tax returns are not relevant to shares held in an IRA, 401(k) or other tax-advantaged investment plan.
	Class Inception	1 Year	Since Inception
Class T before tax	3/15/2017	-21.73	-0.64
After tax on distributions		-21.79	-1.50
After tax on distributions and sale of fund shares		-13.20	-1.12
MSCI EAFE® Index (reflects no deduction for fees, expenses or taxes)		-13.79	1.42
MSCI Europe Index (reflects no deduction for fees, expenses or taxes)		-14.86	-1.16
MSCI EAFE® Index replaced the MSCI Europe Index as the fund’s principal benchmark index because the Advisor believes the MSCI EAFE® Index more accurately reflects the fund’s current investment strategies.
Management
Investment Advisor
DWS Investment Management Americas, Inc.
4	DWS ESG International Core Equity Fund
Summary Prospectus    December 1, 2019

Portfolio Manager(s)
Pankaj Bhatnagar, PhD, Managing Director. Portfolio Manager of the fund. Began managing the fund in 2019.
Arno V. Puskar, Director. Portfolio Manager of the fund. Began managing the fund in 2019.
Purchase and Sale of Fund Shares
Minimum Initial Investment  ($)
	Non-IRA	IRAs	UGMAs/ UTMAs	Automatic Investment Plans
T	1,000	500	1,000	500
For participants in all group retirement plans there is no minimum initial investment and no minimum additional investment for Class T. The minimum additional investment in all other instances is $50.
To Place Orders
Mail	New Accounts	DWS PO Box 219356 Kansas City, MO 64121-9356
	Additional Investments	DWS PO Box 219154 Kansas City, MO 64121-9154
	Exchanges and Redemptions	DWS PO Box 219557 Kansas City, MO 64121-9557
Expedited Mail		DWS 210 West 10th Street Kansas City, MO 64105-1614
Web Site		dws.com
Telephone		(800) 728-3337, M – F 8 a.m. – 7 p.m. ET
TDD Line		(800) 972-3006, M – F 8 a.m. – 7 p.m. ET

The fund is generally open on days when the New York Stock Exchange is open for regular trading. Initial investments must be sent by mail. You can make additional investments or sell shares of the fund on any business day by visiting our Web site, by mail, or by telephone; however you may have to elect certain privileges on your initial account application. If you are working with a financial representative, contact your financial representative for assistance with buying or selling fund shares. A financial representative separately may impose its own policies and procedures for buying and selling fund shares.
Class T shares are closed to new purchases, except in connection with the reinvestment of dividends or other distributions where Class T shares have been issued.
Tax Information
The fund's distributions are generally taxable to you as ordinary income or capital gains, except when your investment is in an IRA, 401(k), or other tax-advantaged investment plan. Any withdrawals you make from such tax- advantaged investment plans, however, may be taxable to you.
Payments to Broker-Dealers and
Other Financial Intermediaries
If you purchase shares of the fund through a broker-dealer or other financial intermediary (such as a bank), the fund, the Advisor, and/or the Advisor’s affiliates may pay the intermediary for the sale of fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the fund over another investment. Ask your salesperson or visit your financial intermediary’s Web site for more information.
5	DWS ESG International Core Equity Fund
Summary Prospectus    December 1, 2019    DEICEF-T-SUM